Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Appoints Ted White to Board of Directors

Enters into Cooperation Agreement with Legion Partners

Agrees to Appoint a New Independent Director with Industry Experience

SAN ANTONIO, TX., February 1, 2024 – Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) (the “Company”) today announced the appointment of Ted White to its Board of Directors (the “Board”) as part of the Company’s Cooperation Agreement with Legion Partners Asset Management, LLC (together with its affiliates, “Legion”). Mr. White will immediately join the Board and will stand for election as part of the Company’s director slate at its 2024 Annual Meeting of Stockholders. Additionally, the Nominating and Corporate Governance Committee of the Board, as part of its normal Board recruitment process, will identify and appoint a new independent director with out-of-home industry experience to the Board by the end of the third quarter of 2024, with the Board not to exceed 10 members after such appointment.

“We are pleased that our constructive dialogue with Legion has resulted in the appointment of Ted White to the Company’s Board,” said W. Benjamin Moreland, Chairman of the Board. “We look forward to benefitting from Ted’s transactional and capital markets expertise while we continue to engage with all stockholders to drive incremental value, as we aim to capture the out-of-home opportunity in the U.S. and as we continue to execute on our plan to streamline our business, including the ongoing sales process for our Europe-North segment and the strategic review of our businesses in Latin America.”

“I have long admired Clear Channel Outdoor’s leadership position in the out-of-home market and look forward to supporting the Company’s continued evolution as both a significant investor and now a director,” said Mr. White, a Legion co-founder and Managing Director. “I am excited to join Clear Channel’s Board and help the management team drive enhanced stockholder returns.”

Pursuant to the Cooperation Agreement, Legion has agreed to customary standstill and voting commitments. The full Cooperation Agreement among the Company and Legion will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

About Ted White

Ted White is co-founder, Chief Compliance Officer and a Managing Director of Legion Partners Asset Management, an institutional asset management firm specializing in deep fundamental research and concentrated long-term equity investing. Prior to founding Legion, Mr. White served in various functions with Knight Vinke Asset Management, a European based investment management firm. Positions included Managing Director and Chief Operating Officer, where he was responsible for finance, operations, legal, marketing and client service functions. He is a former Deputy Director of the Council of Institutional Investors (CII), where responsibilities included policy development and implementation. Earlier in his career, Mr. White was a Portfolio Manager, Director of Corporate Governance, for the California Public Employees’ Retirement System, where he was responsible for all components of its Governance Program, including oversight of $3 billion in actively managed funds, policy development and implementation, proxy voting and focused engagement activities.

Mr. White earned an MBA from California State University in Sacramento with a concentration in finance. He is also a Chartered Financial Analyst Charterholder.

About Clear Channel Outdoor Holdings, Inc.

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is at the forefront of driving innovation in the out-of-home advertising industry. Our dynamic advertising platform is broadening the pool of advertisers using our medium through the expansion of digital billboards and displays and the integration of data analytics and programmatic capabilities that deliver measurable campaigns that are simpler to buy. By leveraging the scale, reach and flexibility of our diverse portfolio of assets, we connect advertisers with millions of consumers every month across more than 330,000 print and digital displays in 19 countries, excluding businesses held for sale.

About Legion Partners

Legion Partners is an activist investment manager based in Los Angeles, CA, focused on U.S. small-cap companies. Legion Partners seeks to generate attractive long-term returns employing deep fundamental research, a concentrated portfolio and responsible, collaborative engagement as a catalyst for value creation. Founded in 2012, Legion Partners takes a value-driven approach to managing a high-conviction portfolio on behalf of sophisticated institutional and individual investors. Learn more at www.legionpartners.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Clear Channel Outdoor Holdings, Inc. and its subsidiaries (the “Company”) to be materially different from any future results, performance, achievements, guidance, goals and/or targets expressed or implied by such forward-looking statements. The words “will,” “believe,” “expect,” “anticipate,” “continue,” “look forward to,” “well-positioned to,” “remains,” “further,” “estimate,” “forecast,” “goals,” “targets” and similar words and expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about contributions by members of the Board of Directors; future Board refreshment; our guidance, outlook, long-term forecast, goals or targets; our business plans and strategies; our expectations about the process to sell the businesses in our Europe-North segment and the strategic review of our Latin American businesses; industry and market trends; and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this release include, but are not limited to: the impact on the price of our common stock and reactions from our employees, customers and suppliers to this announcement and the entry into the Cooperation Agreement; the results of the process to sell the businesses in our Europe-North segment and the strategic review process of our Latin American businesses, including possible sales; the impact of the recent dispositions or agreements to dispose of the businesses in our Europe-South segment and the potential dispositions of our other international businesses, as well as other strategic transactions or acquisitions; the difficulty, cost and time to implement our strategy, and the fact that we may not realize the anticipated benefits therefrom; continued economic uncertainty, an economic slowdown or a recession; our ability to service our debt obligations and to fund our operations, business strategy and capital expenditures; the impact of our substantial indebtedness, including the effect of our leverage on our financial position and earnings; our ability to obtain and renew key contracts with municipalities, transit authorities and private landlords; competition; regulations and consumer concerns regarding privacy and data protection and the use of artificial intelligence; a breach of our information security measures; legislative or regulatory requirements; restrictions on out-of-home advertising of certain products; environmental, health, safety and land use laws and regulations, as well as various actual and proposed environmental, social and governance policies and regulations; third-party claims of intellectual property infringement, misappropriation or other violation against us or our suppliers; risks of doing business in foreign countries; fluctuations in exchange rates and currency values; volatility of our stock price; the impacts on our stock price as a result of future sales of common stock, or the perception thereof, and dilution resulting from additional capital raised through the sale of common stock or other equity-linked instruments; the effect of analyst or credit ratings downgrades; our ability to continue to comply with the applicable listing standards of the New York Stock Exchange; the restrictions contained in the agreements governing our indebtedness limiting our flexibility in operating our business; our dependence on our management team and other key individuals; continued scrutiny and changing expectations from investors, lenders, customers, government regulators and other stakeholders; and certain other factors set forth in our other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this release. Other key risks are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

For further information, please contact:

Investors:

Eileen McLaughlin

Vice President - Investor Relations

(646) 355-2399

InvestorRelations@clearchannel.com

Media:

Jared Levy / Stephen Pettibone / Hayley Cook

FGS Global

ClearChannel@FGSGlobal.com

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